Exhibit 99.1

Press Release

Exar Corporation Announces 2016 Fourth Quarter and Fiscal Year-End Financial Results

●     Fourth Quarter Non-GAAP Operating Profit of $3.9 Million and Non-GAAP EPS of $0.08;

●     Agreement for Sale and Leaseback of Fremont Headquarters for $26.0 Million

Fremont, CA – May 11, 2016 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal semiconductor components and system solutions serving the industrial, high-end consumer and infrastructure markets, today announced financial results for the Company's 2016 fourth quarter and fiscal year-end, which ended on March 27, 2016.

Richard L. Leza, Exar’s Chairman and Interim President and CEO, commented, “We delivered solid non-GAAP results within our EPS expectation range. Revenue does not include $1.1 million of display shipments to a single direct customer, which, although shipped in the fourth quarter, did not meet revenue recognition criteria. It is reflected in our first quarter guidance. Fourth quarter non-GAAP gross margin improved approximately 150 basis points sequentially, as we benefited from favorable product mix and our strategic manufacturing cost-down initiatives.” Mr. Leza continued, “In the period that I have been Interim CEO, the entire Exar team has responded to the Company’s new strategic direction; and as a result of our focus, teamwork, and improved execution, non-GAAP operating income has increased 34%.”

2016 Fourth Quarter and Fiscal Year-End Highlights

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses, and charges, which either occur relatively infrequently or which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

Fourth Quarter Fiscal Year 2016 Highlights on a Non-GAAP Basis:

●

Fourth quarter revenues of $36.8 million decreased $0.7 million or 2% from the previous quarter’s revenue of $37.4 million, and decreased $7.1 million or 16% from the $43.9 million reported in the same quarter a year ago.

●	Gross margin of 47.6% increased from the 46.1% reported in the previous quarter, and decreased from the 48.7% reported in the same quarter a year ago.
●	Operating expenses of $13.6 million decreased $0.1 million or 1% from the previous quarter’s expenses of $13.7 million, and decreased $1.9 million or 12% from the same quarter a year ago.
●	Net income of $3.8 million increased $0.4 million or 12% from the previous quarter’s net income of $3.4 million, and decreased $1.8 million or 32% from the same quarter a year ago.
●	Diluted earnings per share of $0.08 increased $0.01 per share from the previous quarter, and decreased $0.03 per share from the same quarter a year ago.

Fourth Quarter Fiscal Year 2016 Highlights on a GAAP Basis:

●	Fourth quarter revenues were $36.8 million.
●	Gross margin of 40.2% increased from the 39.2% reported in the previous quarter, and decreased from the 40.9% reported in the same quarter a year ago.
●	Operating expenses of $16.9 million decreased $4.7 million from the previous quarter’s expenses of $21.5 million, and decreased $3.4 million from the same quarter a year ago.
●	Net loss of $2.2 million compared to the previous quarter’s net loss of $7.1 million, and a $2.9 million net loss for the same quarter a year ago.
●	Loss per share of $0.04 compared to the previous quarter’s loss per share of $0.15, and a $0.06 loss per share for the same quarter a year ago.
●

GAAP results were impacted by charges of (i) $3.4 million related to amortization, (ii) $1.2 million related to stock-based compensation, (iii) $0.8 million accrual for settlement and legal fees related to patent litigation, and (iv) $0.6 million related to ongoing restructuring activities and legal costs associated with the strategic alternatives review.

Fiscal Year 2016 Highlights on a Non-GAAP Basis:

●	2016 revenues of $151.9 million decreased $12.2 million or 7% from the $164.1 million reported for fiscal year 2015.
●	2016 diluted earnings per share of $0.31 increased $0.02 per share from fiscal year 2015.

Fiscal Year 2016 Highlights on a GAAP Basis:

●	2016 revenues of $149.4 million decreased $12.7 million or 8% from the $162.1 million reported for fiscal year 2015.
●	2016 loss per share of $0.33 compared to a $0.95 loss per share for fiscal year 2015.

Ryan Benton, Exar’s Senior Vice President and Chief Financial Officer, stated, “We finished fiscal year 2016 solidly and are entering fiscal year 2017 well positioned, with strategic focus, discipline, and strong momentum on multiple fronts. In addition to strong free cash flow for the fourth quarter of $4.3 million, we recently signed an agreement for the sale and leaseback of our corporate facility for a sale price of $26.0 million. This transaction is part of our larger strategy to focus on our core competencies, maximize Exar’s operating cash and redeploy assets toward our fundamental goal of increasing shareholder value.”

2017 First Quarter Non-GAAP Guidance

For the 2017 first quarter ending July 3, 2016, the Company expects revenue to be up 7% to 12% sequentially, non-GAAP gross margin to be in the range of 47% to 49%, and non-GAAP EPS on a fully diluted basis to be in the range of $0.09 to $0.13.

Exar noted that the first quarter of 2017 is comprised of fourteen weeks, as opposed to the usual thirteen weeks, and is reflected in the guidance.

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in conjunction with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with the press release.

As previously scheduled, the conference call will begin today, May 11, 2016 at 4:45 p.m. EDT (1:45 p.m. PDT). To access the conference call, please dial (918) 534-8424 or (844) 359-0802. The passcode for the live call is 89428379. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar Corporation designs, develops and markets high performance integrated circuits and system solutions for the industrial, high-end consumer and infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management and video processing solutions. Exar has locations worldwide providing real-time customer support.

Forward-Looking Statements Safe Harbor Disclosure

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the Company entering fiscal year 2017 with strong momentum on multiple fronts, and the Company’s financial outlook expectations for the first quarter ending July 3, 2016, respectively, are forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our periodic reports on Form 10-K and Form 10-Q, which are on file with the SEC and available on our Investor webpage and on the SEC website at www.sec.gov. Additional risks include uncertainties of whether any strategic alternative will be identified by the Board of Directors, whether it will be pursued, whether it will receive Board of Directors and stockholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all stockholders of Exar. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

There can be no assurance that Exar’s review of strategic alternatives will result in any specific action. Exar does not currently intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific action or otherwise concludes the review of strategic alternatives.

For more information, visit http://www.exar.com

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Ryan Benton, SVP and CFO

Phone: (510) 668-7201

Email: investorrelations@exar.com

Laura Guerrant-Oiye, Investor Relations

Phone: (510) 668-7201

Email: laura.guerrant@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED						TWELVE MONTHS ENDED
	MARCH 27, 2016		DECEMBER 27, 2015		MARCH 29, 2015		MARCH 27, 2016		MARCH 29, 2015
Industrial	$17,453	47%	$18,339	49%	$20,021	46%	$74,292	49%	$79,050	48%
High-End Consumer	12,085	33%	13,207	35%	16,072	36%	51,991	34%	53,968	33%
Infrastructure	7,237	20%	5,893	16%	7,764	18%	25,595	17%	31,103	19%
Net Sales	$36,775	100%	$37,439	100%	$43,857	100%	$151,878	100%	$164,121	100%

Gross Profit	$17,489	47.6%	$17,264	46.1%	$21,348	48.7%	$71,719	47.2%	$79,334	48.3%
Operating Expenses	$13,609	37.0%	$13,728	36.7%	$15,490	35.3%	$56,132	37.0%	$64,730	39.4%
Income from operations	$3,880	10.6%	$3,536	9.4%	$5,858	13.4%	$15,587	10.3%	$14,604	8.9%
Net income	$3,819	10.4%	$3,399	9.1%	$5,642	12.9%	$15,064	9.9%	$14,420	8.8%
Net income per share
Basic	$0.08		$0.07		$0.12		$0.31		$0.31
Diluted	$0.08		$0.07		$0.11		$0.31		$0.29

GAAP Results	THREE MONTHS ENDED						TWELVE MONTHS ENDED
	MARCH 27, 2016		DECEMBER 27, 2015		MARCH 29, 2015		MARCH 27, 2016		MARCH 29, 2015
Industrial	$17,453	47%	$18,339	49%	$20,021	46%	$71,792	48%	$79,050	49%
High-End Consumer	12,085	33%	13,207	35%	16,072	36%	51,991	35%	$51,897	32%
Infrastructure	7,237	20%	5,893	16%	7,764	18%	25,595	17%	$31,103	19%
Net Sales	$36,775	100%	$37,439	100%	$43,857	100%	$149,378	100%	$162,050	100%

Gross Profit	$14,773	40.2%	$14,692	39.2%	$17,948	40.9%	$59,558	39.9%	$49,926	30.8%
Operating Expenses	$16,863	45.9%	$21,545	57.5%	$20,294	46.3%	$76,091	50.9%	$92,989	57.4%
Loss from operations	$(2,090)	-5.7%	$(6,853)	-18.3%	$(2,346)	-5.3%	$(16,533)	-11.1%	$(43,063)	-26.6%
Net loss	$(2,182)	-5.9%	$(7,137)	-19.1%	$(2,914)	-6.6%	$(16,026)	-10.7%	$(44,970)	-27.8%
Net loss per share
Basic	$(0.04)		$(0.15)		$(0.06)		$(0.33)		$(0.95)
Diluted	$(0.04)		$(0.15)		$(0.06)		$(0.33)		$(0.95)

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, technology licenses, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated, severance costs associated with the former CEO, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 27, 2016	DECEMBER 27, 2015	MARCH 29, 2015	MARCH 27, 2016	MARCH 29 2015

Net sales	$29,492	$29,013	$33,805	$113,587	$125,791
Net sales, related party	7,283	8,426	10,052	35,791	36,259
Total net sales	36,775	37,439	43,857	149,378	162,050

Cost of sales:
Cost of sales (1)	16,353	16,261	19,012	64,662	71,139
Cost of sales, related party	3,082	4,025	3,951	15,929	14,359
Amortization of purchased intangible assets and inventory step-up costs	2,462	2,461	2,525	9,884	11,740
Restructuring charges and exit costs	105	-	1,213	845	7,597
Proceeds from legal settlement	-	-	-	(1,500)	-
Impairment of intangibles	-	-	-	-	8,367
Reversal of Warranty reserve	-	-	(792)	-	(1,078)
Total cost of sales	22,002	22,747	25,909	89,820	112,124
Gross profit	14,773	14,692	17,948	59,558	49,926
Operating expenses:
Research and development (2)	7,197	7,230	8,534	31,403	37,181
Selling, general and administrative (3)	9,570	10,280	10,291	39,235	43,758
Restructuring charges and exit costs	96	2,228	537	3,646	4,589
Merger and acquisition costs	-	-	393	-	7,348
Impairment of intangibles	-	1,807	539	1,807	4,456
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Total operating expenses	16,863	21,545	20,294	76,091	92,989
Loss from operations	(2,090)	(6,853)	(2,346)	(16,533)	(43,063)

Other income and expense, net:
Interest income and other, net	74	(7)	16	34	571
Interest expense	(42)	(69)	(56)	(212)	(1,082)
Impairment of long term investment	-	-	(509)	-	(544)
Total other income and expense, net	32	(76)	(549)	(178)	(1,055)

Loss before income taxes	(2,058)	(6,929)	(2,895)	(16,711)	(44,118)
Provision for (benefit from) income taxes	124	208	19	(685)	889
Net loss before noncontrolling interest	(2,182)	(7,137)	(2,914)	(16,026)	(45,007)
Net income (loss) attributable to noncontrolling interest	-	-	-	-	(37)
Net loss attributable to Exar	$(2,182)	$(7,137)	$(2,914)	$(16,026)	$(44,970)

Net loss per share:
Basic	$(0.04)	$(0.15)	$(0.06)	$(0.33)	$(0.95)
Diluted	$(0.04)	$(0.15)	$(0.06)	$(0.33)	$(0.95)
Shares used in the computation of net loss per share:
Basic	48,523	48,386	47,516	48,240	47,253
Diluted	48,523	48,386	47,516	48,240	47,253
(1) Stock-based compensation included in cost of sales	$103	$104	$122	379	$1,105
(2) Stock-based compensation included in R&D	293	269	537	1,216	2,661
(3) Stock-based compensation included in SG&A	754	669	2,006	3,986	9,848

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	MARCH 27, 2016	DECEMBER 27, 2015	MARCH 29, 2015
ASSETS

Current assets:
Cash and cash equivalents	$55,070	$53,449	$55,233
Accounts receivable, net	29,557	27,079	27,459
Accounts receivable, related party, net	3,247	4,554	1,663
Inventories	28,751	28,659	30,767
Other current assets	2,133	2,018	3,090
Total current assets	118,758	115,759	118,212

Property, plant and equipment, net	20,388	21,567	26,077
Goodwill	44,871	44,871	44,871
Intangible assets, net	70,680	74,119	86,102
Other non-current assets	676	778	7,838
Total assets	$255,373	$257,094	$283,100
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$13,282	$13,234	$13,526
Accrued compensation and related benefits	3,652	4,207	5,649
Deferred income and allowances on sales to distributors	3,077	2,479	3,362
Deferred income and allowances on sales to distributors, related party	4,683	4,141	6,982
Other current liabilities	11,423	12,421	21,287
Total current liabilities	36,117	36,482	50,806
Long-term lease financing obligations	1,285	1,714	5,069
Other non-current obligations	3,422	3,420	4,393
Total liabilities	40,824	41,616	60,268

Stockholders' equity	214,549	215,478	222,832
Total liabilities and stockholders' equity	$255,373	$257,094	$283,100

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 27, 2016	DECEMBER 27, 2015	MARCH 29, 2015	MARCH 27, 2016	MARCH 29, 2015

GAAP net sales	$36,775	$37,439	$43,857	$149,378	$162,050
Provision for dispute	-	-	-	2,500	-
Deferred revenue write-down	-	-	-	-	2,071
Non-GAAP net sales	$36,775	$37,439	$43,857	$151,878	$164,121

GAAP gross profit	$14,773	$14,692	$17,948	$59,558	$49,926
GAAP gross margin	40.2%	39.2%	40.9%	39.9%	30.8%
Provision for dispute	-	-	-	2,500	-
Amortization of purchased intangible assets and inventory step-up costs	2,462	2,461	2,525	9,884	11,740
Restructuring charges and other non-GAAP exit costs, net	151	7	1,213	898	7,597
Stock-based compensation	103	104	122	379	1,105
Proceeds from legal settlement	-	-	-	(1,500)	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment of intangibles	-	-	-	-	8,367
Reversal of warranty reserve	-	-	(460)	-	(460)
Non-GAAP gross profit	$17,489	$17,264	$21,348	$71,719	$79,334
Non-GAAP gross margin	47.6%	46.1%	48.7%	47.2%	48.3%

GAAP operating expenses	$16,863	$21,545	$20,294	$76,091	$92,989
Restructuring charges and other non-GAAP exit costs, net	200	2,639	537	5,792	4,589
Stock-based compensation - R&D	293	269	537	1,216	2,661
Stock-based compensation - SG&A	754	669	2,006	3,986	9,848
Amortization of purchased intangible assets	972	935	792	3,713	3,700
Accruals for legal settlement and associated costs	822	1,498	-	2,521	-
Merger and acquisition costs	213	-	393	924	7,348
Impairment of intangibles	-	1,807	539	1,807	4,456
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Non-GAAP operating expenses	$13,609	$13,728	$15,490	$56,132	$64,730

GAAP operating loss	$(2,090)	$(6,853)	$(2,346)	$(16,533)	$(43,063)
Amortization of purchased intangible assets and inventory step-up costs	3,434	3,396	3,317	13,597	15,440
Restructuring charges and other non-GAAP exit costs, net	351	2,646	1,750	6,690	12,186
Stock-based compensation	1,150	1,042	2,665	5,581	13,614
Provision for dispute	-	-	-	2,500	-
Merger and acquisition costs	213	-	393	924	7,348
Accruals for legal settlement and associated costs	822	1,498	-	1,021	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment of intangibles	-	1,807	539	1,807	12,823
Reversal of warranty reserve	-	-	(460)	-	(460)
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Non-GAAP operating income	$3,880	$3,536	$5,858	$15,587	$14,604

GAAP net loss	$(2,182)	$(7,137)	$(2,914)	$(16,026)	$(44,970)
Amortization of purchased intangible assets and inventory step-up costs	3,434	3,396	3,317	13,597	15,440
Restructuring charges and other non-GAAP exit costs, net	351	2,668	1,750	6,712	12,186
Stock-based compensation	1,150	1,042	2,665	5,581	13,614
Provision for dispute	-	-	-	2,500	-
Merger and acquisition costs	213	-	393	924	8,260
Accruals for legal settlement and associated costs	822	1,498	-	1,021	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment charges	-	1,807	1,048	1,807	13,367
Reversal of warranty reserve	-	-	(460)	-	(460)
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Net loss attributable to noncontrolling interest	-	-	-	-	(37)
Income tax effects	31	125	(157)	(1,052)	304
Non-GAAP net income	$3,819	$3,399	$5,642	$15,064	$14,420

GAAP net loss per share
Basic	$(0.04)	$(0.15)	$(0.06)	$(0.33)	$(0.95)
Diluted	$(0.04)	$(0.15)	$(0.06)	$(0.33)	$(0.95)

Non-GAAP net income per share
Basic	$0.08	$0.07	$0.12	$0.31	$0.31
Diluted	$0.08	$0.07	$0.11	$0.31	$0.29

Shares used in the computation of Non-GAAP net income per share:
Basic	48,523	48,386	47,516	48,240	47,253
Diluted	49,052	49,064	49,877	49,314	49,722

Net cash provided (used) by operations	$2,896	$1,081	$2,370	$4,000	$(13,641)
Less purchases of fixed assets and IP	(325)	(387)	(1,478)	(1,279)	(3,925)
Payments for legal settlement and associated costs	1,728	254	-	2,162	-
Free cash flow	$4,299	$948	$892	$4,883	$(17,566)

###